SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 18, 2002
                                                        -----------------

                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


            Pennsylvania                  0-10957            23-2215075
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     (State or other jurisdiction      (Commission        (I.R.S. Employer
          of incorporation)            File Number)           Ident. No.)


          Philadelphia and Reading Avenues, Boyertown, PA        19512
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              (Address of principal executive office)         (Zip Code)


       Registrant's telephone number, including area code (610) 367-6001
                                                          --------------

                                       N/A
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events.
----------------------

         Pension Plan - Amendment
         ------------------------

         National Penn maintains a Pension Plan (the "Pension Plan"). On December 18, 2002, the Board of Directors of National Penn approved an amendment to the Pension Plan to adopt certain "model amendments" prepared by the Internal Revenue Service to establish good faith compliance with certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 and other changes in law. The amendment is effective for years beginning after December 31, 2001.

         The text of the  amendment  to the Pension  Plan is included  herein as
Exhibit 10.1.

         Capital Accumulation Plan (401(k) Plan - Amendment
         --------------------------------------------------

         National Penn maintains a Capital Accumulation Plan (a 401(k) plan) (the "401(k) Plan") for the benefit of certain of its and its subsidiaries' employees. On December 18, 2002, the Board of Directors of National Penn approved an amendment to the 401(k) Plan to adopt certain "model amendments" prepared by the Internal Revenue Service to establish good faith compliance with certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 and to make conforming changes in the 401(k) Plan in reflection thereof. The amendment is effective for years beginning after December 31, 2001.

         The text of the  amendment  to the 401(k)  Plan is  included  herein as
Exhibit 10.2.

         Directors' Fee Plan -- Amendment
         --------------------------------

         National Penn Bancshares, Inc. maintains a Directors' Fee Plan (the "Fee Plan") under which each non-employee director of National Penn may elect to receive his or her directors' fees in cash or National Penn common shares, either currently or on a deferred basis.

         On December 18, 2002, the Board of Directors of National Penn approved an amendment to the Fee Plan to extend the Plan to members of various advisory boards of National Penn subsidiaries.

         National Penn's subsidiaries maintain seven advisory boards, the purpose of which is to market various services and generate business in their respective geographic and specialty areas. Allowing advisory board members to participate in the Fee Plan will serve to align their interests with those of National Penn's shareholders.





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         National Penn has applied to The Nasdaq Stock Market,  Inc.  ("Nasdaq")
for its formal concurrence that this Fee Plan amendment does not require approval of National Penn's shareholders under applicable Nasdaq rules. Nasdaq has already indicated informally that it concurs. Should Nasdaq's formal response be to the contrary, then the Fee Plan amendment will automatically be null and void. Otherwise, the Fee Plan amendment is effective as of December 18, 2002.

         The foregoing description of the amended Fee Plan does not purport to be complete and is qualified in its entirety by the text of the amended and restated Fee Plan itself, which is included herein as Exhibit 10.3.

         Glenn Moyer -- Employment Agreement
         -----------------------------------

         On December 18, 2002, National Penn entered into an employment agreement with Glenn E. Moyer, Executive Vice President of National Pen, and
President and Chief Operating Officer of National Penn Bank. This agreement covers Mr. Moyer's duties as an executive officer and his compensation and related benefits. It also contains a supplemental retirement benefit, "change-in-control" protection, as well as non-competition, non-disclosure, and non-solicitation covenants. This agreement superseded Mr. Moyer's change-in-control agreement dated January 4, 1999.

         The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by the text of the employment agreement, which is included herein as Exhibit 10.4.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

         (c)  Exhibits.
         ---------------

         10.1 - Amendment No. 1 to National Penn Bancshares, Inc. Pension Plan (Amended and Restated Effective January 1, 2001).

         10.2 - Amendment No. 3 to National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1,
                  1997) (Revised 2001).

         10.3 - National Penn Bancshares, Inc. Directors' Fee Plan (Amended and Restated Effective December 18, 2002).

         10.4 - Employment Agreement dated December 18, 2002, among National Penn Bancshares, Inc., National Penn Bank and Glenn E. Moyer.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL PENN BANCSHARES, INC.


                                        By    /s/Wayne R. Weidner
                                           -----------------------------
                                          Name:  Wayne R. Weidner
                                          Title:  Chairman, President
                                                  and CEO


Dated:  December 26, 2002










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                                  EXHIBIT INDEX


Exhibit Number                              Description

         10.1 - Amendment No. 1 to National Penn Bancshares, Inc. Pension Plan (Amended and Restated Effective January 1, 2001).

         10.2 - Amendment No. 3 to National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1,
                  1997) (Revised 2001).

         10.3 - National Penn Bancshares, Inc. Directors' Fee Plan (Amended and Restated Effective December 18, 2002).

         10.4 - Employment Agreement dated December 18, 2002, among National Penn Bancshares, Inc., National Penn Bank and Glenn E. Moyer.